PRESS RELEASE
        For Immediate Release

Date:                    July 18, 2007
Contact:      Bruce W. Teeters, Sr. Vice President
Phone:   (386) 274-2202
Facsimile:          (386) 274-1223

CONSOLIDATED TOMOKA ANNOUNCES SECOND QUARTER EARNINGS

     DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (AMEX-CTO) today reported net income of $1,115,940 or $.20 earnings per basic share for the quarter ended June 30, 2007, compared with net income of $3,739,534 or $.66 earnings per basic share for the same period in 2006.  Earnings before depreciation, amortization and deferred taxes (EBDDT) totaled $.28 per share in 2007's second quarter, compared with $.76 per share in 2006.  For the six months ended June 30, 2007, net income totaled $.09 earnings per basic share and EBDDT totaled $.34 per share.  The comparable numbers for the first six months of 2006 were net income of $1.03 earnings per basic share and EBDDT of $1.44 per share.  Significantly decreased stock option accruals in 2006 unfavorably affected the first six months of 2007 compared to the same period in 2006.
     EBDDT is being provided to reflect the impact of the Company’s business strategy of investing in income properties utilizing tax deferred exchanges.  This strategy generates significant amounts of depreciation and deferred taxes.  The Company believes EBDDT is useful, along with net income, to understanding the Company’s operating results.
     William H. McMunn, president and chief executive officer, stated, “The decrease in sales closings in the second quarter of 2007, compared to those recorded in the second quarter of 2006, was due to normal contract timing issues rather than an indication of any change in market activity.  Historically, the bulk of the Company’s sales closings are concentrated in the fourth quarter of each year.  Interest in the Company’s real estate remains healthy, and management’s priority for the remainder of the year will be to close as many pending contracts as possible.”
     Consolidated-Tomoka Land Co. is a Florida-based Company primarily engaged in converting Company owned agricultural lands into a portfolio of income properties strategically located throughout the Southeast, and the development, management and sale of targeted real estate properties.  Visit our website at www.consolidatedtomoka.com

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EARNINGS NEWS RELEASE

QUARTER ENDED
	JUNE 30,	JUNE 30,
	2007	2006 (1)

REVENUES	$5,470,242	$8,734,237

NET INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND	1,115,940	3,491,080
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE

DISCONTINUED OPERATIONS (NET OF INCOME TAX)	--	248,454

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)	--

NET INCOME (LOSS)	$1,115,940	$3,739,534

BASIC & DILUTED EARNINGS PER SHARE:

NET INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	$0.20	$0.62

DISCONTINUED OPERATIONS (NET OF INCOME TAX)	--	0.04

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)	--	--

NET INCOME	$0.20	$0.66

             (1)   THE SECOND QUARTER OF 2006 HAS BEEN ADJUSTED TO REFLECT THE QUARTERLY IMPACT OF THE SAB
                     108 ADJUSTMENT MADE IN THE FOURTH QUARTER OF 2006. THE ADJUSTMENT WAS CONSIDERED IMMATERIAL
              FOR EACH OF THE QUARTERS OF 2006.

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SIX MONTHS ENDED
	JUNE 30,	JUNE 30,
	2007	2001 (1)

REVENUES:	$14,059,253	$17,122,955

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
CUMULATIVE EFFECT OF CHANGE	532,128	5,843,583

DISCONTINUED OPERATIONS (NET OF INCOME TAX)	--	240,476

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)	--	(216,093	)(2)

NET INCOME	$532,128	5,867,966

BASIC AND DILUTED EARNINGS PER SHARE:
NET INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	$0.09	$1.03

DISCONTINUED OPERATIONS (NET OF INCOME TAX)	--	$0.04

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)	--	(0.04	)(2)

NET INCOME (LOSS)	$0.09	$1.03

     (1)   THE FIRST SIX MONTHS OF 2006 HAS BEEN ADJUSTED TO REFLECT THE IMPACT OF
             THE SAB 108 ADJUSTMENT MADE IN THE FOURTH QUARTER OF 2006.  THE ADJUSTMENT
             WAS CONSIDERED IMMATERIAL FOR EACH OF THE QUARTERS OF 2006.
      (2)  THE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE REPRESENTS THE CHANGE IN ACCOUNTING
                      FOR STOCK  OPTIONS WITH THE ADOPTION OF FINANCIAL  ACCOUNTING STANDARDS STATEMENT NO. 123
                    (REVISED 2004).

RECONCILIATION OF NET INCOME (LOSS) TO EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES

	QUARTER ENDED

	JUNE 30,	JUNE 30,
	2007	2006 (1)
NET INCOME (LOSS)	$1,115,940	$3,739,534

ADD BACK:

DEPRECIATION & AMORTIZATION	621,457	537,856

DEFERRED TAXES	(116,692)	66,132

EARNINGS (LOSS) BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$1,620,705	$4,343,522

BASIC & DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	5,715,885	5,681,361

BASIC & DILUTED EBDDT PER SHARE	$0.28	$0.76

SIX MONTHS ENDED
	JUNE 30,	JUNE 30,
	2007	2006
NET INCOME	$532,128	$5,867,966

ADD BACK:
DEPRECIATION & AMORTIZATION	1,231,250	1,048,803
DEFERRED TAXES	190,537	1,245,342

EARNINGS BEFORE DEPRECIATION, AMORITIZATION
AND DEFERRED TAXES	$1,953,915	$8,162,111

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,710,009	5,675,911

BASIC EBDDT PER SHARE	$0.34	$1.44

EBDDT - EARNINGS BEFORE DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES. EBDDT IS NOT A MEASURE OF
OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY U.S. GENERALLY
ACCEPTED ACCOUNTING PRINCIPLES. FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH
AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO
CASH FLOW AS A MEASURE OF LIQUIDITY. THE COMPANY BELIEVES, HOWEVER, THAT EBDDT PROVIDES
RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH NET INCOME, FOR AN
UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS.

EBDDT IS CALCULATED BY ADDING DEPRECIATION, AMORTIZATION AND DEFERRED INCOME TAXES
TO NET INCOME AS THEY REPRESENT NON-CASH CHARGES.

    (1)  THE FIRST QUARTER OF 2006 HAS BEEN ADJUSTED TO REFLECT THE QUARTERLY IMPACT OF THE SAB 108 ADJUSTMENT MADE IN
                   THE  FOURTH QUARTER OF 2006. THE ADJUSTMENT WAS CONSIDERED IMMATERIAL FOR EACH OF THE QUARTERS  OF
                   2006.

CONSOLIDATED BALANCE SHEETS

	JUNE 30,	DECEMBER 31,
	2007	2006
ASSETS	$	$
Cash	1,493,043	738,264
Restricted Cash	1,310,560	1,185,962
Investment Securities	9,248,960	11,780,205
Notes Receivable	700,000	700,000
Refundable Income Taxes	320,381	--
Land and Development Costs	14,437,470	15,058,340
Intangible Assets	4,910,659	5,103,649
Other Assets	6,423,295	5,569,605
	38,844,368	40,136,025

Property, Plant & Equipment:
Land, Timber and Subsurface Interests	5,506,980	3,012,623
Golf Buildings, Improvements & Equipment	11,542,925	11,442,492
Income Properties Land, Buildings & Improvements	104,819,695	104,819,695
Other Building, Equipment and Land Improvements	2,803,946	2,584,467
Total Property, Plant and Equipment	124,673,546	121,859,277
Less, Accumulated Depreciation and Amortization	(9,241,899)	(8,221,138)
Net - Property, Plant and Equipment	115,431,647	113,638,139

TOTAL ASSETS	155,276,015	153,774,164

LIABILITIES
Accounts Payable	249,031	167,378
Accrued Liabilities	8,275,063	7,749,121
Accrued Stock Based Compensation	4,728,780	5,743,773
Deferred Profit	--	563,467
Deferred Income Taxes	29,682,124	29,491,587
Notes Payable	6,936,854	7,061,531

TOTAL LIABILITIES	49,871,852	50,776,857

SHAREHOLDERS' EQUITY
Common Stock	5,715,885	5,693,007
Additional Paid in Capital	4,428,362	2,630,748
Retained Earnings	95,155,498	95,650,170
Accumulated Other Comprehensive Loss	(895,582)	(976,618)

TOTAL SHAREHOLDERS' EQUITY	104,404,163	102,997,307

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	154,276,015	153,774,164

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“Safe Harbor”

Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2007, and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely. These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; our ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital. Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the Company or the SEC.

While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclosures in this press release regarding the Company’s current quarter's financial results are preliminary and are subject to change in connection with the Company’s preparation and filing of its Form 10-Q for the quarter ended June 30, 2007. The financial information in this release reflects the Company’s preliminary results subject to completion of the quarterly review process. The final results for the quarter may differ from the preliminary results discussed above due to factors that include, but are not limited to, risks associated with final review of the results and preparation of financial statements.

This release refers to certain non-GAAP financial measures. As required by the SEC, the Company has provided a reconciliation of these measures to the most directly comparable GAAP measures with this release. Non-GAAP measures as the Company has calculated them may not be comparable to similarly titled measures reported by other companies.